UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 22, 2007
ALTIRIS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-49793	87-0616516

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
588 West 400 South
Lindon, Utah 84042

(Address of principal executive offices)
(801) 805-2400

(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On March 22, 2007, Altiris, Inc., a Delaware corporation (the “Registrant”) and Symantec Corporation, a Delaware corporation (“Symantec”) received notification of antitrust clearance from the German Federal Cartel Office with respect to the pending acquisition of the Registrant by Symantec.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIRIS, INC.
By:	/s/ Stephen C. Erickson
Stephen C. Erickson
Chief Financial Officer

Dated: March 26, 2007